SECURED PROMISSORY NOTE	#13416-107
										[Aurora]

$176,200.50									January 25 , 1999


For value received, the undersigned, jointly and severally if more than one, (the "Maker") promises to pay to the order of Franchise Mortgage Acceptance Company, or assigns (the "Holder"), at its offices at Three American Lane, Greenwich, Connecticut 06831, the aggregate sum of One Hundred Seventy Six Thousand Two Hundred and 50/100 Dollars ($176,200.50) inclusive of interest (the "Obligation") in Eighty four (84) equal and successive monthly installments each in the amount of $2,097.63 beginning with the payment due on February 1, 1999 ("First Payment Date") and continuing on the same day of each and every month thereafter until all monies due hereunder and under the
Loan Documents (as hereinafter defined) are paid in full..    Maker agrees to
pay to Holder, at the time of funding of this Note, additional interest from the date of funding up to thirty (30) days preceding First Payment Date (each an "Additional Day") a sum equal to one-thirtieth (1/30th) of the monthly installment for each and every Additional Day.

	Interest shall be computed on the basis of a year consisting of three hundred sixty (360) days and actual days elapsed (including the first day but excluding the last) occurring in the period for which it is payable. All payments of principal and interest on this Note and any other amounts due hereunder shall be made in lawful money of the United States of America and shall be credited first, to costs and expenses, if any, incurred by Holder in collecting amounts due hereunder, second, to any late payment fee; third, to interest; and fourth to principal and any other amounts due hereunder or under the Loan Documents (as hereinafter defined).

	This Note is issued pursuant to the terms of the Master Security Agreement No. 13416, dated January 25, 1999 (the "Security Agreement") which is incorporated herein by reference. The payment of this Note and all interest, fees and charges herein are secured by (a) the Equipment and other collateral listed on Supplement A hereto and made a part hereof, (b) the Security Agreement, and (c) such other instruments and documents executed in connection with the Obligation (all hereinafter referred to as "Loan Documents").

	If any payment of principal and interest is not paid on the due date thereof, in addition to any other permitted charges, Maker shall pay Holder a late payment fee in the amount of ten percent (10%) of the amount past due. Holder shall have no obligation to accept any payments hereunder not accompanied by all outstanding late payment fees. This provision is not intended to create any grace period by Holder with respect to the punctual payment by Maker. Maker acknowledges that the late payment fee is not imposed as a charge for the use of money, but to permit Holder to offset its administrative expenses and other costs in dealing with loans not paid on time. The late payment fee shall in no way be deemed an interest charge.

	If any payment due hereunder is not paid on or before its due date, whether or not by reason of acceleration, or if a default occurs under any of the Loan Documents which is not cured within the applicable notice and/or grace period, if any, such failure shall constitute a default hereunder, and the Loan shall bear interest from the date of, and during the continuance of the default, at the rate of eighteen percent (18%) per annum ("Default Rate"); provided, however, the Default Rate shall not accrue on any late payment fee. All interest at the Default Rate shall be paid at the time of, and as a condition precedent to, the curing of any default should Holder, in its sole discretion, allow such default to be cured.

	The Loan may not be prepaid in whole or in part without the prior written consent of Lender which shall not be unreasonably withheld.

	In no event whatsoever, whether by reason of acceleration of the Loan or otherwise, shall the amount paid or agreed to be paid by Maker to Holder for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate under applicable usury laws. If Maker pays or Holder receives a sum of money which would result in the loan exceeding the highest lawful rate then such excess payment shall be deemed additional principal and the Obligation and final payment shall be reduced accordingly.


If Maker defaults in its payment and performance hereunder or if an Event of Default as set forth in the Security Agreement shall occur, Holder may exercise any of the rights and remedies set forth in the Security Agreement, including, without limitation, the right to declare all of the indebtedness evidenced hereby to be immediately due and payable.

	If interest, principal or any other sum owing under this Note is not paid when due, whether at maturity or by acceleration, Maker will pay all costs of collection including, but not limited to, reasonable attorneys' fees and all expenses incurred by the Holder in connection with the protection or realization of the collateral and enforcement of any guaranty, whether or not suit is filed hereon.

	Maker and all others liable for all or any part of this obligation, severally waive presentment for payment, demand and protest and notice of protest, acceleration or dishonor and non-payment of this Note, and expressly consent to any extension of time or payment hereof or of any installment hereof, to the release of any party liable for this obligation, to the release, change or modification of any collateral posted as security for the payment of this Note, and any such extension, modification or release may be made without notice to any of said parties and without in any way affecting or discharging this liability.

	If any of the provisions of this Note are held to be invalid, illegal, or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

	THIS NOTE IS INTENDED TO BE CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS. ANY ACTION BROUGHT TO ENFORCE THIS NOTE MAY BE BROUGHT IN CONNECTICUT. TO THE EXTENT ALLOWED BY LAW, MAKER AND EACH ENDORSER HEREBY CONSENT TO THE JURISDICTION OF ANY COURT LOCATED IN CONNECTICUT HAVING SUBJECT MATTER JURISDICTION AND WAIVE ANY OBJECTIONS EITHER MAY HAVE TO THE VENUE OR CONVENIENCE OF SUCH FORUM. NOTHING CONTAINED HEREIN IS INTENDED TO PRECLUDE THE HOLDER FROM COMMENCING ANY ACTION HEREUNDER IN ANY COURT HAVING JURISDICTION THEREOF. SERVICE OF PROCESS IN ANY SUCH ACTION SHALL BE SUFFICIENT IF SERVED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED TO THE ADDRESS OF MAKER OR ENDORSER SET FORTH HEREIN. MAKER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING RELATING TO THIS NOTE OR THE LOAN DOCUMENTS.

(a) 	This Note may not be waived, changed, modified or discharged orally, except by an agreement in writing signed by the party against whom the enforcement of waiver, change, modification or discharge is sought. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of this Note.

	As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether voluntary by action of the parties or involuntary by operation of law.


Maker: BAB OPERATIONS, INC.

By:  ___________________________________

Title:  __________________________________

Address: 8501 West Higgins Road, Suite 320
	Chicago, IL  60631


Federal ID # 36-404042

SCHEDULE A

To Secured Promissory Note No. 13416-107
to Master Security Agreement No. 13416, dated January 25, 1999 between Franchise Mortgage Acceptance Company as Lender and
BAB OPERATIONS, INC.  as Borrower


ALL FURNITURE, FIXTURES AND EQUIPMENT NOW OWNED OR HEREAFTER ACQUIRED, HELD OR USED BY BORROWER IN ITS OPERATION OF THE BIG APPLE BAGEL STORE(S) AT THE LOCATION(S) SHOWN BELOW, TOGETHER WITH ALL ADDITIONS TO, SUBSTITUTIONS FOR AND REPLACEMENTS OF, AND ALL PROCEEDS OF THE FOREGOING, CASH AND NON-CASH, INCLUDING, WITHOUT LIMITATION, INSURANCE PROCEEDS AND GENERAL INTANGIBLES.

EQUIPMENT LOCATION(S):

2616 EOLA & OGDEN AVENUES, AURORA, IL  60504



PAYMENT TERMS:     SEE SECURED PROMISSORY NOTE NO. 13416-107, DATED  JANUARY
25 , 1999

ADDITIONAL PROVISIONS:



Borrower acknowledges that this Schedule A to the above referenced Secured Promissory Note is entered into pursuant to the terms of the Master Security Agreement referenced above.

Borrower: BAB OPERATIONS, INC.	Lender:  Franchise Mortgage
Acceptance Company

By:________________________________	By: ______________________________

Title: ____________________	Title: _____________________________
Address:8501 West Higgins Road, Suite 320	Three American Lane
  Chicago, IL  60631			Greenwich, CT 06831

SCHEDULE A

To Secured Promissory Note No. 13416-107
to Master Security Agreement No. 13416, dated January 25, 1999 between Franchise Mortgage Acceptance Company as Lender and
BAB OPERATIONS, INC.  as Borrower


ALL FURNITURE, FIXTURES AND EQUIPMENT NOW OWNED OR HEREAFTER ACQUIRED, HELD OR USED BY BORROWER IN ITS OPERATION OF THE BIG APPLE BAGEL STORE(S) AT THE LOCATION(S) SHOWN BELOW, TOGETHER WITH ALL ADDITIONS TO, SUBSTITUTIONS FOR AND REPLACEMENTS OF, AND ALL PROCEEDS OF THE FOREGOING, CASH AND NON-CASH, INCLUDING, WITHOUT LIMITATION, INSURANCE PROCEEDS AND GENERAL INTANGIBLES.

EQUIPMENT LOCATION(S):

2616 EOLA & OGDEN AVENUES, AURORA, IL  60504



PAYMENT TERMS:     SEE SECURED PROMISSORY NOTE NO. 13416-107, DATED  JANUARY
25 , 1999

ADDITIONAL PROVISIONS:



Borrower acknowledges that this Schedule A to the above referenced Secured Promissory Note is entered into pursuant to the terms of the Master Security Agreement referenced above.

Borrower: BAB OPERATIONS, INC.	Lender:  Franchise Mortgage
Acceptance Company

By:________________________________	By: ______________________________

Title: ____________________	Title: _____________________________
Address:    8501 West Higgins Road, Suite 320	Three American Lane
     Chicago, IL  60631



SECURED PROMISSORY NOTE	#13416-108
									[Bensenville]

$363,300.00									January 25 , 1999


For value received, the undersigned, jointly and severally if more than one, (the "Maker") promises to pay to the order of Franchise Mortgage Acceptance Company, or assigns (the "Holder"), at its offices at Three American Lane, Greenwich, Connecticut 06831, the aggregate sum of Three Hundred Sixty Three Thousand Three Hundred and 00/100 Dollars ($363,300.00) inclusive of interest (the "Obligation") in Eighty four (84) equal and successive monthly installments each in the amount of $4,325.00 beginning with the payment due on February 1, 1999 ("First Payment Date") and continuing on the same day of each and every month thereafter until all monies due hereunder and under the
Loan Documents (as hereinafter defined) are paid in full..    Maker agrees to
pay to Holder, at the time of funding of this Note, additional interest from the date of funding up to thirty (30) days preceding First Payment Date (each an "Additional Day") a sum equal to one-thirtieth (1/30th) of the monthly installment for each and every Additional Day.

	Interest shall be computed on the basis of a year consisting of three hundred sixty (360) days and actual days elapsed (including the first day but excluding the last) occurring in the period for which it is payable. All payments of principal and interest on this Note and any other amounts due hereunder shall be made in lawful money of the United States of America and shall be credited first, to costs and expenses, if any, incurred by Holder in collecting amounts due hereunder, second, to any late payment fee; third, to interest; and fourth to principal and any other amounts due hereunder or under the Loan Documents (as hereinafter defined).

	This Note is issued pursuant to the terms of the Master Security Agreement No. 13416, dated January 25, 1999 (the "Security Agreement") which is incorporated herein by reference. The payment of this Note and all interest, fees and charges herein are secured by (a) the Equipment and other collateral listed on Supplement A hereto and made a part hereof, (b) the Security Agreement, and (c) such other instruments and documents executed in connection with the Obligation (all hereinafter referred to as "Loan Documents").

	If any payment of principal and interest is not paid on the due date thereof, in addition to any other permitted charges, Maker shall pay Holder a late payment fee in the amount of ten percent (10%) of the amount past due. Holder shall have no obligation to accept any payments hereunder not accompanied by all outstanding late payment fees. This provision is not intended to create any grace period by Holder with respect to the punctual payment by Maker. Maker acknowledges that the late payment fee is not imposed as a charge for the use of money, but to permit Holder to offset its administrative expenses and other costs in dealing with loans not paid on time. The late payment fee shall in no way be deemed an interest charge.

	If any payment due hereunder is not paid on or before its due date, whether or not by reason of acceleration, or if a default occurs under any of the Loan Documents which is not cured within the applicable notice and/or grace period, if any, such failure shall constitute a default hereunder, and the Loan shall bear interest from the date of, and during the continuance of the default, at the rate of eighteen percent (18%) per annum ("Default Rate"); provided, however, the Default Rate shall not accrue on any late payment fee. All interest at the Default Rate shall be paid at the time of, and as a condition precedent to, the curing of any default should Holder, in its sole discretion, allow such default to be cured.

	The Loan may not be prepaid in whole or in part without the prior written consent of Lender which shall not be unreasonably withheld.

	In no event whatsoever, whether by reason of acceleration of the Loan or otherwise, shall the amount paid or agreed to be paid by Maker to Holder for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate under applicable usury laws. If Maker pays or Holder receives a sum of money which would result in the loan exceeding the highest lawful rate then such excess payment shall be deemed additional principal and the Obligation and final payment shall be reduced accordingly.


If Maker defaults in its payment and performance hereunder or if an Event of Default as set forth in the Security Agreement shall occur, Holder may exercise any of the rights and remedies set forth in the Security Agreement, including, without limitation, the right to declare all of the indebtedness evidenced hereby to be immediately due and payable.

	If interest, principal or any other sum owing under this Note is not paid when due, whether at maturity or by acceleration, Maker will pay all costs of collection including, but not limited to, reasonable attorneys' fees and all expenses incurred by the Holder in connection with the protection or realization of the collateral and enforcement of any guaranty, whether or not suit is filed hereon.

	Maker and all others liable for all or any part of this obligation, severally waive presentment for payment, demand and protest and notice of protest, acceleration or dishonor and non-payment of this Note, and expressly consent to any extension of time or payment hereof or of any installment hereof, to the release of any party liable for this obligation, to the release, change or modification of any collateral posted as security for the payment of this Note, and any such extension, modification or release may be made without notice to any of said parties and without in any way affecting or discharging this liability.

	If any of the provisions of this Note are held to be invalid, illegal, or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

	THIS NOTE IS INTENDED TO BE CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS. ANY ACTION BROUGHT TO ENFORCE THIS NOTE MAY BE BROUGHT IN CONNECTICUT. TO THE EXTENT ALLOWED BY LAW, MAKER AND EACH ENDORSER HEREBY CONSENT TO THE JURISDICTION OF ANY COURT LOCATED IN CONNECTICUT HAVING SUBJECT MATTER JURISDICTION AND WAIVE ANY OBJECTIONS EITHER MAY HAVE TO THE VENUE OR CONVENIENCE OF SUCH FORUM. NOTHING CONTAINED HEREIN IS INTENDED TO PRECLUDE THE HOLDER FROM COMMENCING ANY ACTION HEREUNDER IN ANY COURT HAVING JURISDICTION THEREOF. SERVICE OF PROCESS IN ANY SUCH ACTION SHALL BE SUFFICIENT IF SERVED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED TO THE ADDRESS OF MAKER OR ENDORSER SET FORTH HEREIN. MAKER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING RELATING TO THIS NOTE OR THE LOAN DOCUMENTS.

(b) 	This Note may not be waived, changed, modified or discharged orally, except by an agreement in writing signed by the party against whom the enforcement of waiver, change, modification or discharge is sought. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of this Note.

	As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether voluntary by action of the parties or involuntary by operation of law.


Maker: BAB OPERATIONS, INC.

By:  ___________________________________

Title:  __________________________________

Address: 8501 West Higgins Road, Suite 320
	Chicago, IL  60631


Federal ID #  36-4040424

SCHEDULE A

To Secured Promissory Note No. 13416-108
to Master Security Agreement No. 13416, dated January 25, 1999 between Franchise Mortgage Acceptance Company as Lender and
BAB OPERATIONS, INC.  as Borrower


ALL FURNITURE, FIXTURES AND EQUIPMENT NOW OWNED OR HEREAFTER ACQUIRED, HELD OR USED BY BORROWER IN ITS OPERATION OF THE BIG APPLE BAGEL STORE(S) AT THE LOCATION(S) SHOWN BELOW, TOGETHER WITH ALL ADDITIONS TO, SUBSTITUTIONS FOR AND REPLACEMENTS OF, AND ALL PROCEEDS OF THE FOREGOING, CASH AND NON-CASH, INCLUDING, WITHOUT LIMITATION, INSURANCE PROCEEDS AND GENERAL INTANGIBLES.

EQUIPMENT LOCATION(S):

COMMISSARY, 1152 N. TOWER LANE, BENSENVILLE, IL  60106



PAYMENT TERMS:     SEE SECURED PROMISSORY NOTE NO. 13416-108, DATED  JANUARY
25 , 1999

ADDITIONAL PROVISIONS:



Borrower acknowledges that this Schedule A to the above referenced Secured Promissory Note is entered into pursuant to the terms of the Master Security Agreement referenced above.

Borrower: BAB OPERATIONS, INC.	Lender:  Franchise Mortgage
Acceptance Company

By:________________________________	By: ______________________________

Title: ____________________	Title: _____________________________
Address:    8501 West Higgins Road, Suite 320	Three American Lane
     Chicago, IL  60631					Greenwich, CT 06831













SECURED PROMISSORY NOTE	#13416-103
										[Elmhurst]

$234,328.50									January 25 , 1999


For value received, the undersigned, jointly and severally if more than one, (the "Maker") promises to pay to the order of Franchise Mortgage Acceptance Company, or assigns (the "Holder"), at its offices at Three American Lane, Greenwich, Connecticut 06831, the aggregate sum of Two Hundred Thirty Four Thousand Three Hundred Twenty Eight and 50/100 Dollars ($234,328.50) inclusive of interest (the "Obligation") in Eighty four (84) equal and successive monthly installments each in the amount of $2,789.63 beginning with the payment due on February 1, 1999 ("First Payment Date") and continuing on the same day of each and every month thereafter until all monies due hereunder and
under the Loan Documents (as hereinafter defined) are paid in full..    Maker
agrees to pay to Holder, at the time of funding of this Note, additional interest from the date of funding up to thirty (30) days preceding First Payment Date (each an "Additional Day") a sum equal to one-thirtieth (1/30th) of the monthly installment for each and every Additional Day.

	Interest shall be computed on the basis of a year consisting of three hundred sixty (360) days and actual days elapsed (including the first day but excluding the last) occurring in the period for which it is payable. All payments of principal and interest on this Note and any other amounts due hereunder shall be made in lawful money of the United States of America and shall be credited first, to costs and expenses, if any, incurred by Holder in collecting amounts due hereunder, second, to any late payment fee; third, to interest; and fourth to principal and any other amounts due hereunder or under the Loan Documents (as hereinafter defined).

	This Note is issued pursuant to the terms of the Master Security Agreement No. 13416, dated January 25, 1999 (the "Security Agreement") which is incorporated herein by reference. The payment of this Note and all interest, fees and charges herein are secured by (a) the Equipment and other collateral listed on Supplement A hereto and made a part hereof, (b) the Security Agreement, and (c) such other instruments and documents executed in connection with the Obligation (all hereinafter referred to as "Loan Documents").

	If any payment of principal and interest is not paid on the due date thereof, in addition to any other permitted charges, Maker shall pay Holder a late payment fee in the amount of ten percent (10%) of the amount past due. Holder shall have no obligation to accept any payments hereunder not accompanied by all outstanding late payment fees. This provision is not intended to create any grace period by Holder with respect to the punctual payment by Maker. Maker acknowledges that the late payment fee is not imposed as a charge for the use of money, but to permit Holder to offset its administrative expenses and other costs in dealing with loans not paid on time. The late payment fee shall in no way be deemed an interest charge.

	If any payment due hereunder is not paid on or before its due date, whether or not by reason of acceleration, or if a default occurs under any of the Loan Documents which is not cured within the applicable notice and/or grace period, if any, such failure shall constitute a default hereunder, and the Loan shall bear interest from the date of, and during the continuance of the default, at the rate of eighteen percent (18%) per annum ("Default Rate"); provided, however, the Default Rate shall not accrue on any late payment fee. All interest at the Default Rate shall be paid at the time of, and as a condition precedent to, the curing of any default should Holder, in its sole discretion, allow such default to be cured.

	The Loan may not be prepaid in whole or in part without the prior written consent of Lender which shall not be unreasonably withheld.

	In no event whatsoever, whether by reason of acceleration of the Loan or otherwise, shall the amount paid or agreed to be paid by Maker to Holder for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate under applicable usury laws. If Maker pays or Holder receives a sum of money which would result in the loan exceeding the highest lawful rate then such excess payment shall be deemed additional principal and the Obligation and final payment shall be reduced accordingly.


If Maker defaults in its payment and performance hereunder or if an Event of Default as set forth in the Security Agreement shall occur, Holder may exercise any of the rights and remedies set forth in the Security Agreement, including, without limitation, the right to declare all of the indebtedness evidenced hereby to be immediately due and payable.

	If interest, principal or any other sum owing under this Note is not paid when due, whether at maturity or by acceleration, Maker will pay all costs of collection including, but not limited to, reasonable attorneys' fees and all expenses incurred by the Holder in connection with the protection or realization of the collateral and enforcement of any guaranty, whether or not suit is filed hereon.

	Maker and all others liable for all or any part of this obligation, severally waive presentment for payment, demand and protest and notice of protest, acceleration or dishonor and non-payment of this Note, and expressly consent to any extension of time or payment hereof or of any installment hereof, to the release of any party liable for this obligation, to the release, change or modification of any collateral posted as security for the payment of this Note, and any such extension, modification or release may be made without notice to any of said parties and without in any way affecting or discharging this liability.

	If any of the provisions of this Note are held to be invalid, illegal, or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

	THIS NOTE IS INTENDED TO BE CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS. ANY ACTION BROUGHT TO ENFORCE THIS NOTE MAY BE BROUGHT IN CONNECTICUT. TO THE EXTENT ALLOWED BY LAW, MAKER AND EACH ENDORSER HEREBY CONSENT TO THE JURISDICTION OF ANY COURT LOCATED IN CONNECTICUT HAVING SUBJECT MATTER JURISDICTION AND WAIVE ANY OBJECTIONS EITHER MAY HAVE TO THE VENUE OR CONVENIENCE OF SUCH FORUM. NOTHING CONTAINED HEREIN IS INTENDED TO PRECLUDE THE HOLDER FROM COMMENCING ANY ACTION HEREUNDER IN ANY COURT HAVING JURISDICTION THEREOF. SERVICE OF PROCESS IN ANY SUCH ACTION SHALL BE SUFFICIENT IF SERVED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED TO THE ADDRESS OF MAKER OR ENDORSER SET FORTH HEREIN. MAKER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING RELATING TO THIS NOTE OR THE LOAN DOCUMENTS.

(c) 	This Note may not be waived, changed, modified or discharged orally, except by an agreement in writing signed by the party against whom the enforcement of waiver, change, modification or discharge is sought. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of this Note.

	As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether voluntary by action of the parties or involuntary by operation of law.


Maker: BAB OPERATIONS, INC.

By:  ___________________________________

Title:  __________________________________

Address: 8501 West Higgins Road, Suite 320
	Chicago, IL  60631


Federal ID #  36-404042

SCHEDULE A

To Secured Promissory Note No. 13416-103
to Master Security Agreement No. 13416, dated January 25, 1999 between Franchise Mortgage Acceptance Company as Lender and
BAB OPERATIONS, INC.  as Borrower


ALL FURNITURE, FIXTURES AND EQUIPMENT NOW OWNED OR HEREAFTER ACQUIRED, HELD OR USED BY BORROWER IN ITS OPERATION OF THE BIG APPLE BAGEL STORE(S) AT THE LOCATION(S) SHOWN BELOW, TOGETHER WITH ALL ADDITIONS TO, SUBSTITUTIONS FOR AND REPLACEMENTS OF, AND ALL PROCEEDS OF THE FOREGOING, CASH AND NON-CASH, INCLUDING, WITHOUT LIMITATION, INSURANCE PROCEEDS AND GENERAL INTANGIBLES.

EQUIPMENT LOCATION(S):

139-141 YORK ROAD, ELMHURST, IL  60126



PAYMENT TERMS:     SEE SECURED PROMISSORY NOTE NO. 13416-103 , DATED  JANUARY
25 , 1999

ADDITIONAL PROVISIONS:



Borrower acknowledges that this Schedule A to the above referenced Secured Promissory Note is entered into pursuant to the terms of the Master Security Agreement referenced above.

Borrower: BAB OPERATIONS, INC.	Lender:  Franchise Mortgage
Acceptance Company

By:________________________________	By: ______________________________

Title: ____________________	Title: _____________________________
Address:    8501 West Higgins Road, Suite 320	Three American Lane
     Chicago, IL  60631					Greenwich, CT 06831


SECURED PROMISSORY NOTE	#13416-106
										[Hillside]

$190,732.50									January 25 , 1999


For value received, the undersigned, jointly and severally if more than one, (the "Maker") promises to pay to the order of Franchise Mortgage Acceptance Company, or assigns (the "Holder"), at its offices at Three American Lane, Greenwich, Connecticut 06831, the aggregate sum of One Hundred Ninety Thousand Seven Hundred Thirsty Two and 50/100 Dollars ($190,732.50) inclusive of interest (the "Obligation") in Eighty four (84) equal and successive monthly installments each in the amount of $2,270.63 beginning with the payment due on February 1, 1999 ("First Payment Date") and continuing on the same day of each and every month thereafter until all monies due hereunder and
under the Loan Documents (as hereinafter defined) are paid in full..    Maker
agrees to pay to Holder, at the time of funding of this Note, additional interest from the date of funding up to thirty (30) days preceding First Payment Date (each an "Additional Day") a sum equal to one-thirtieth (1/30th) of the monthly installment for each and every Additional Day.

	Interest shall be computed on the basis of a year consisting of three hundred sixty (360) days and actual days elapsed (including the first day but excluding the last) occurring in the period for which it is payable. All payments of principal and interest on this Note and any other amounts due hereunder shall be made in lawful money of the United States of America and shall be credited first, to costs and expenses, if any, incurred by Holder in collecting amounts due hereunder, second, to any late payment fee; third, to interest; and fourth to principal and any other amounts due hereunder or under the Loan Documents (as hereinafter defined).

	This Note is issued pursuant to the terms of the Master Security Agreement No. 13416, dated January 25, 1999 (the "Security Agreement") which is incorporated herein by reference. The payment of this Note and all interest, fees and charges herein are secured by (a) the Equipment and other collateral listed on Supplement A hereto and made a part hereof, (b) the Security Agreement, and (c) such other instruments and documents executed in connection with the Obligation (all hereinafter referred to as "Loan Documents").

	If any payment of principal and interest is not paid on the due date thereof, in addition to any other permitted charges, Maker shall pay Holder a late payment fee in the amount of ten percent (10%) of the amount past due. Holder shall have no obligation to accept any payments hereunder not accompanied by all outstanding late payment fees. This provision is not intended to create any grace period by Holder with respect to the punctual payment by Maker. Maker acknowledges that the late payment fee is not imposed as a charge for the use of money, but to permit Holder to offset its administrative expenses and other costs in dealing with loans not paid on time. The late payment fee shall in no way be deemed an interest charge.

	If any payment due hereunder is not paid on or before its due date, whether or not by reason of acceleration, or if a default occurs under any of the Loan Documents which is not cured within the applicable notice and/or grace period, if any, such failure shall constitute a default hereunder, and the Loan shall bear interest from the date of, and during the continuance of the default, at the rate of eighteen percent (18%) per annum ("Default Rate"); provided, however, the Default Rate shall not accrue on any late payment fee. All interest at the Default Rate shall be paid at the time of, and as a condition precedent to, the curing of any default should Holder, in its sole discretion, allow such default to be cured.

	The Loan may not be prepaid in whole or in part without the prior written consent of Lender which shall not be unreasonably withheld.

	In no event whatsoever, whether by reason of acceleration of the Loan or otherwise, shall the amount paid or agreed to be paid by Maker to Holder for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate under applicable usury laws. If Maker pays or Holder receives a sum of money which would result in the loan exceeding the highest lawful rate then such excess payment shall be deemed additional principal and the Obligation and final payment shall be reduced accordingly.


If Maker defaults in its payment and performance hereunder or if an Event of Default as set forth in the Security Agreement shall occur, Holder may exercise any of the rights and remedies set forth in the Security Agreement, including, without limitation, the right to declare all of the indebtedness evidenced hereby to be immediately due and payable.

	If interest, principal or any other sum owing under this Note is not paid when due, whether at maturity or by acceleration, Maker will pay all costs of collection including, but not limited to, reasonable attorneys' fees and all expenses incurred by the Holder in connection with the protection or realization of the collateral and enforcement of any guaranty, whether or not suit is filed hereon.

	Maker and all others liable for all or any part of this obligation, severally waive presentment for payment, demand and protest and notice of protest, acceleration or dishonor and non-payment of this Note, and expressly consent to any extension of time or payment hereof or of any installment hereof, to the release of any party liable for this obligation, to the release, change or modification of any collateral posted as security for the payment of this Note, and any such extension, modification or release may be made without notice to any of said parties and without in any way affecting or discharging this liability.

	If any of the provisions of this Note are held to be invalid, illegal, or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

	THIS NOTE IS INTENDED TO BE CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS. ANY ACTION BROUGHT TO ENFORCE THIS NOTE MAY BE BROUGHT IN CONNECTICUT. TO THE EXTENT ALLOWED BY LAW, MAKER AND EACH ENDORSER HEREBY CONSENT TO THE JURISDICTION OF ANY COURT LOCATED IN CONNECTICUT HAVING SUBJECT MATTER JURISDICTION AND WAIVE ANY OBJECTIONS EITHER MAY HAVE TO THE VENUE OR CONVENIENCE OF SUCH FORUM. NOTHING CONTAINED HEREIN IS INTENDED TO PRECLUDE THE HOLDER FROM COMMENCING ANY ACTION HEREUNDER IN ANY COURT HAVING JURISDICTION THEREOF. SERVICE OF PROCESS IN ANY SUCH ACTION SHALL BE SUFFICIENT IF SERVED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED TO THE ADDRESS OF MAKER OR ENDORSER SET FORTH HEREIN. MAKER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING RELATING TO THIS NOTE OR THE LOAN DOCUMENTS.

(d) 	This Note may not be waived, changed, modified or discharged orally, except by an agreement in writing signed by the party against whom the enforcement of waiver, change, modification or discharge is sought. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of this Note.

	As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether voluntary by action of the parties or involuntary by operation of law.


Maker: BAB OPERATIONS, INC.

By:  ___________________________________

Title:  __________________________________

Address: 8501 West Higgins Road, Suite 320
	Chicago, IL  60631


Federal ID #36-4040424

SCHEDULE A

To Secured Promissory Note No. 13416-106
to Master Security Agreement No. 13416, dated January 25, 1999 between Franchise Mortgage Acceptance Company as Lender and
BAB OPERATIONS, INC.  as Borrower


ALL FURNITURE, FIXTURES AND EQUIPMENT NOW OWNED OR HEREAFTER ACQUIRED, HELD OR USED BY BORROWER IN ITS OPERATION OF THE BIG APPLE BAGEL STORE(S) AT THE LOCATION(S) SHOWN BELOW, TOGETHER WITH ALL ADDITIONS TO, SUBSTITUTIONS FOR AND REPLACEMENTS OF, AND ALL PROCEEDS OF THE FOREGOING, CASH AND NON-CASH, INCLUDING, WITHOUT LIMITATION, INSURANCE PROCEEDS AND GENERAL INTANGIBLES.

EQUIPMENT LOCATION(S):

2211 S. WOLF, HILLSIDE, IL 60162



PAYMENT TERMS:     SEE SECURED PROMISSORY NOTE NO. 13416-106, DATED  JANUARY
25 , 1999

ADDITIONAL PROVISIONS:



Borrower acknowledges that this Schedule A to the above referenced Secured Promissory Note is entered into pursuant to the terms of the Master Security Agreement referenced above.

Borrower: BAB OPERATIONS, INC.	Lender:  Franchise Mortgage
Acceptance Company

By:________________________________	By: ______________________________

Title: ____________________	Title: _____________________________
Address:    8501 West Higgins Road, Suite 320	Three American Lane
     Chicago, IL  60631					Greenwich, CT 06831








SECURED PROMISSORY NOTE	#13416-101
										[Hyde Park]

$241,594.50									January 25 , 1999


For value received, the undersigned, jointly and severally if more than one, (the "Maker") promises to pay to the order of Franchise Mortgage Acceptance Company, or assigns (the "Holder"), at its offices at Three American Lane, Greenwich, Connecticut 06831, the aggregate sum of Two Hundred Forty One Thousand Five Hundred Ninety Four and 50/100 Dollars ($241,594.50) inclusive of interest (the "Obligation") in Eighty four (84) equal and successive monthly installments each in the amount of $2,876.13 beginning with the payment due on February 1, 1999 ("First Payment Date") and continuing on the same day of each and every month thereafter until all monies due hereunder and
under the Loan Documents (as hereinafter defined) are paid in full..    Maker
agrees to pay to Holder, at the time of funding of this Note, additional interest from the date of funding up to thirty (30) days preceding First Payment Date (each an "Additional Day") a sum equal to one-thirtieth (1/30th) of the monthly installment for each and every Additional Day.

	Interest shall be computed on the basis of a year consisting of three hundred sixty (360) days and actual days elapsed (including the first day but excluding the last) occurring in the period for which it is payable. All payments of principal and interest on this Note and any other amounts due hereunder shall be made in lawful money of the United States of America and shall be credited first, to costs and expenses, if any, incurred by Holder in collecting amounts due hereunder, second, to any late payment fee; third, to interest; and fourth to principal and any other amounts due hereunder or under the Loan Documents (as hereinafter defined).

	This Note is issued pursuant to the terms of the Master Security Agreement No. 13416, dated January 25, 1999 (the "Security Agreement") which is incorporated herein by reference. The payment of this Note and all interest, fees and charges herein are secured by (a) the Equipment and other collateral listed on Supplement A hereto and made a part hereof, (b) the Security Agreement, and (c) such other instruments and documents executed in connection with the Obligation (all hereinafter referred to as "Loan Documents").

	If any payment of principal and interest is not paid on the due date thereof, in addition to any other permitted charges, Maker shall pay Holder a late payment fee in the amount of ten percent (10%) of the amount past due. Holder shall have no obligation to accept any payments hereunder not accompanied by all outstanding late payment fees. This provision is not intended to create any grace period by Holder with respect to the punctual payment by Maker. Maker acknowledges that the late payment fee is not imposed as a charge for the use of money, but to permit Holder to offset its administrative expenses and other costs in dealing with loans not paid on time. The late payment fee shall in no way be deemed an interest charge.

	If any payment due hereunder is not paid on or before its due date, whether or not by reason of acceleration, or if a default occurs under any of the Loan Documents which is not cured within the applicable notice and/or grace period, if any, such failure shall constitute a default hereunder, and the Loan shall bear interest from the date of, and during the continuance of the default, at the rate of eighteen percent (18%) per annum ("Default Rate"); provided, however, the Default Rate shall not accrue on any late payment fee. All interest at the Default Rate shall be paid at the time of, and as a condition precedent to, the curing of any default should Holder, in its sole discretion, allow such default to be cured.

	The Loan may not be prepaid in whole or in part without the prior written consent of Lender which shall not be unreasonably withheld.

	In no event whatsoever, whether by reason of acceleration of the Loan or otherwise, shall the amount paid or agreed to be paid by Maker to Holder for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate under applicable usury laws. If Maker pays or Holder receives a sum of money which would result in the loan exceeding the highest lawful rate then such excess payment shall be deemed additional principal and the Obligation and final payment shall be reduced accordingly.


If Maker defaults in its payment and performance hereunder or if an Event of Default as set forth in the Security Agreement shall occur, Holder may exercise any of the rights and remedies set forth in the Security Agreement, including, without limitation, the right to declare all of the indebtedness evidenced hereby to be immediately due and payable.

	If interest, principal or any other sum owing under this Note is not paid when due, whether at maturity or by acceleration, Maker will pay all costs of collection including, but not limited to, reasonable attorneys' fees and all expenses incurred by the Holder in connection with the protection or realization of the collateral and enforcement of any guaranty, whether or not suit is filed hereon.

	Maker and all others liable for all or any part of this obligation, severally waive presentment for payment, demand and protest and notice of protest, acceleration or dishonor and non-payment of this Note, and expressly consent to any extension of time or payment hereof or of any installment hereof, to the release of any party liable for this obligation, to the release, change or modification of any collateral posted as security for the payment of this Note, and any such extension, modification or release may be made without notice to any of said parties and without in any way affecting or discharging this liability.

	If any of the provisions of this Note are held to be invalid, illegal, or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

	THIS NOTE IS INTENDED TO BE CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS. ANY ACTION BROUGHT TO ENFORCE THIS NOTE MAY BE BROUGHT IN CONNECTICUT. TO THE EXTENT ALLOWED BY LAW, MAKER AND EACH ENDORSER HEREBY CONSENT TO THE JURISDICTION OF ANY COURT LOCATED IN CONNECTICUT HAVING SUBJECT MATTER JURISDICTION AND WAIVE ANY OBJECTIONS EITHER MAY HAVE TO THE VENUE OR CONVENIENCE OF SUCH FORUM. NOTHING CONTAINED HEREIN IS INTENDED TO PRECLUDE THE HOLDER FROM COMMENCING ANY ACTION HEREUNDER IN ANY COURT HAVING JURISDICTION THEREOF. SERVICE OF PROCESS IN ANY SUCH ACTION SHALL BE SUFFICIENT IF SERVED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED TO THE ADDRESS OF MAKER OR ENDORSER SET FORTH HEREIN. MAKER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING RELATING TO THIS NOTE OR THE LOAN DOCUMENTS.

(e) 	This Note may not be waived, changed, modified or discharged orally, except by an agreement in writing signed by the party against whom the enforcement of waiver, change, modification or discharge is sought. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of this Note.

	As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether voluntary by action of the parties or involuntary by operation of law.


Maker: BAB OPERATIONS, INC.

By:  ___________________________________

Title:  __________________________________

Address: 8501 West Higgins Road, Suite 320
	Chicago, IL  60631


Federal ID #  or Social Security #: 36-404042

SCHEDULE A

To Secured Promissory Note No. 13416-101
to Master Security Agreement No. 13416, dated January 25, 1999 between Franchise Mortgage Acceptance Company as Lender and
BAB OPERATIONS, INC.  as Borrower


ALL FURNITURE, FIXTURES AND EQUIPMENT NOW OWNED OR HEREAFTER ACQUIRED, HELD OR USED BY BORROWER IN ITS OPERATION OF THE BIG APPLE BAGEL STORE(S) AT THE LOCATION(S) SHOWN BELOW, TOGETHER WITH ALL ADDITIONS TO, SUBSTITUTIONS FOR AND REPLACEMENTS OF, AND ALL PROCEEDS OF THE FOREGOING, CASH AND NON-CASH, INCLUDING, WITHOUT LIMITATION, INSURANCE PROCEEDS AND GENERAL INTANGIBLES.

EQUIPMENT LOCATION(S):

1301 EAST 53RD  STREET, CHICAGO, IL  60611



PAYMENT TERMS:     SEE SECURED PROMISSORY NOTE NO. 13416-102 , DATED  JANUARY
25 , 1999

ADDITIONAL PROVISIONS:



Borrower acknowledges that this Schedule A to the above referenced Secured Promissory Note is entered into pursuant to the terms of the Master Security Agreement referenced above.

Borrower: BAB OPERATIONS, INC.	Lender:  Franchise Mortgage
Acceptance Company

By:________________________________	By: ______________________________

Title: ____________________	Title: _____________________________
Address:    8501 West Higgins Road, Suite 320	Three American Lane
     Chicago, IL  60631					Greenwich, CT 06831








SECURED PROMISSORY NOTE	#13416-100
										[Jackson]

$285,190.50									January 25 , 1999


For value received, the undersigned, jointly and severally if more than one, (the "Maker") promises to pay to the order of Franchise Mortgage Acceptance Company, or assigns (the "Holder"), at its offices at Three American Lane, Greenwich, Connecticut 06831, the aggregate sum of Two Hundred Eighty-Five Thousand One Hundred Ninety and 50/100 Dollars ($285,190.50) inclusive of interest (the "Obligation") in Eighty four (84) equal and successive monthly installments each in the amount of $3,395.13 beginning with the payment due on February 1, 1999 ("First Payment Date") and continuing on the same day of each and every month thereafter until all monies due hereunder and under the
Loan Documents (as hereinafter defined) are paid in full..    Maker agrees to
pay to Holder, at the time of funding of this Note, additional interest from the date of funding up to thirty (30) days preceding First Payment Date (each an "Additional Day") a sum equal to one-thirtieth (1/30th) of the monthly installment for each and every Additional Day.

	Interest shall be computed on the basis of a year consisting of three hundred sixty (360) days and actual days elapsed (including the first day but excluding the last) occurring in the period for which it is payable. All payments of principal and interest on this Note and any other amounts due hereunder shall be made in lawful money of the United States of America and shall be credited first, to costs and expenses, if any, incurred by Holder in collecting amounts due hereunder, second, to any late payment fee; third, to interest; and fourth to principal and any other amounts due hereunder or under the Loan Documents (as hereinafter defined).

	This Note is issued pursuant to the terms of the Master Security Agreement No. 13416, dated January 25, 1999 (the "Security Agreement") which is incorporated herein by reference. The payment of this Note and all interest, fees and charges herein are secured by (a) the Equipment and other collateral listed on Supplement A hereto and made a part hereof, (b) the Security Agreement, and (c) such other instruments and documents executed in connection with the Obligation (all hereinafter referred to as "Loan Documents").

	If any payment of principal and interest is not paid on the due date thereof, in addition to any other permitted charges, Maker shall pay Holder a late payment fee in the amount of ten percent (10%) of the amount past due. Holder shall have no obligation to accept any payments hereunder not accompanied by all outstanding late payment fees. This provision is not intended to create any grace period by Holder with respect to the punctual payment by Maker. Maker acknowledges that the late payment fee is not imposed as a charge for the use of money, but to permit Holder to offset its administrative expenses and other costs in dealing with loans not paid on time. The late payment fee shall in no way be deemed an interest charge.

	If any payment due hereunder is not paid on or before its due date, whether or not by reason of acceleration, or if a default occurs under any of the Loan Documents which is not cured within the applicable notice and/or grace period, if any, such failure shall constitute a default hereunder, and the Loan shall bear interest from the date of, and during the continuance of the default, at the rate of eighteen percent (18%) per annum ("Default Rate"); provided, however, the Default Rate shall not accrue on any late payment fee. All interest at the Default Rate shall be paid at the time of, and as a condition precedent to, the curing of any default should Holder, in its sole discretion, allow such default to be cured.

	The Loan may not be prepaid in whole or in part without the prior written consent of Lender which shall not be unreasonably withheld.

	In no event whatsoever, whether by reason of acceleration of the Loan or otherwise, shall the amount paid or agreed to be paid by Maker to Holder for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate under applicable usury laws. If Maker pays or Holder receives a sum of money which would result in the loan exceeding the highest lawful rate then such excess payment shall be deemed additional principal and the Obligation and final payment shall be reduced accordingly.


If Maker defaults in its payment and performance hereunder or if an Event of Default as set forth in the Security Agreement shall occur, Holder may exercise any of the rights and remedies set forth in the Security Agreement, including, without limitation, the right to declare all of the indebtedness evidenced hereby to be immediately due and payable.

	If interest, principal or any other sum owing under this Note is not paid when due, whether at maturity or by acceleration, Maker will pay all costs of collection including, but not limited to, reasonable attorneys' fees and all expenses incurred by the Holder in connection with the protection or realization of the collateral and enforcement of any guaranty, whether or not suit is filed hereon.

	Maker and all others liable for all or any part of this obligation, severally waive presentment for payment, demand and protest and notice of protest, acceleration or dishonor and non-payment of this Note, and expressly consent to any extension of time or payment hereof or of any installment hereof, to the release of any party liable for this obligation, to the release, change or modification of any collateral posted as security for the payment of this Note, and any such extension, modification or release may be made without notice to any of said parties and without in any way affecting or discharging this liability.

	If any of the provisions of this Note are held to be invalid, illegal, or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

	THIS NOTE IS INTENDED TO BE CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS. ANY ACTION BROUGHT TO ENFORCE THIS NOTE MAY BE BROUGHT IN CONNECTICUT. TO THE EXTENT ALLOWED BY LAW, MAKER AND EACH ENDORSER HEREBY CONSENT TO THE JURISDICTION OF ANY COURT LOCATED IN CONNECTICUT HAVING SUBJECT MATTER JURISDICTION AND WAIVE ANY OBJECTIONS EITHER MAY HAVE TO THE VENUE OR CONVENIENCE OF SUCH FORUM. NOTHING CONTAINED HEREIN IS INTENDED TO PRECLUDE THE HOLDER FROM COMMENCING ANY ACTION HEREUNDER IN ANY COURT HAVING JURISDICTION THEREOF. SERVICE OF PROCESS IN ANY SUCH ACTION SHALL BE SUFFICIENT IF SERVED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED TO THE ADDRESS OF MAKER OR ENDORSER SET FORTH HEREIN. MAKER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING RELATING TO THIS NOTE OR THE LOAN DOCUMENTS.

(f) 	This Note may not be waived, changed, modified or discharged orally, except by an agreement in writing signed by the party against whom the enforcement of waiver, change, modification or discharge is sought. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of this Note.

	As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether voluntary by action of the parties or involuntary by operation of law.


Maker: BAB OPERATIONS, INC.

By:  ___________________________________

Title:  __________________________________

Address: 8501 West Higgins Road, Suite 320
	Chicago, IL  60631


Federal ID #  or Social Security #:36-4040424

SCHEDULE A

To Secured Promissory Note No. 13416-100
to Master Security Agreement No. 13416, dated January 25, 1999 between Franchise Mortgage Acceptance Company as Lender and
BAB OPERATIONS, INC.  as Borrower




ALL FURNITURE, FIXTURES AND EQUIPMENT NOW OWNED OR HEREAFTER ACQUIRED, HELD OR USED BY BORROWER IN ITS OPERATION OF THE BIG APPLE BAGEL STORE(S) AT THE LOCATION(S) SHOWN BELOW, TOGETHER WITH ALL ADDITIONS TO, SUBSTITUTIONS FOR AND REPLACEMENTS OF, AND ALL PROCEEDS OF THE FOREGOING, CASH AND NON-CASH, INCLUDING, WITHOUT LIMITATION, INSURANCE PROCEEDS AND GENERAL INTANGIBLES.


EQUIPMENT LOCATION(S):

53 WEST JACKSON, CHICAGO, IL  60615



PAYMENT TERMS:     SEE SECURED PROMISSORY NOTE NO. 13416-100 , DATED  JANUARY
25 , 1999

ADDITIONAL PROVISIONS:



Borrower acknowledges that this Schedule A to the above referenced Secured Promissory Note is entered into pursuant to the terms of the Master Security Agreement referenced above.

Borrower: BAB OPERATIONS, INC.	Lender:  Franchise Mortgage
Acceptance Company

By:________________________________	By: ______________________________

Title: _____________________________	Title: _____________________________
Address:    8501 W. Higgins Road, Suite 320	Three American Lane
     Chicago, IL  60631 					Greenwich, CT 06831









SECURED PROMISSORY NOTE	#13416-102
										[McClurg]

$118,072.50									January 25 , 1999


For value received, the undersigned, jointly and severally if more than one, (the "Maker") promises to pay to the order of Franchise Mortgage Acceptance Company, or assigns (the "Holder"), at its offices at Three American Lane, Greenwich, Connecticut 06831, the aggregate sum of One Hundred Eighteen Thousand Seventy Two and 50/100 Dollars ($118,072.50) inclusive of interest (the "Obligation") in Eighty four (84) equal and successive monthly installments each in the amount of $1,405.63 beginning with the payment due on February 2, 1999 ("First Payment Date") and continuing on the same day of each and every month thereafter until all monies due hereunder and under
the Loan Documents (as hereinafter defined) are paid in full..    Maker agrees
to pay to Holder, at the time of funding of this Note, additional interest from the date of funding up to thirty (30) days preceding First Payment Date (each an "Additional Day") a sum equal to one-thirtieth (1/30th) of the monthly installment for each and every Additional Day.

	Interest shall be computed on the basis of a year consisting of three hundred sixty (360) days and actual days elapsed (including the first day but excluding the last) occurring in the period for which it is payable. All payments of principal and interest on this Note and any other amounts due hereunder shall be made in lawful money of the United States of America and shall be credited first, to costs and expenses, if any, incurred by Holder in collecting amounts due hereunder, second, to any late payment fee; third, to interest; and fourth to principal and any other amounts due hereunder or under the Loan Documents (as hereinafter defined).

	This Note is issued pursuant to the terms of the Master Security Agreement No. 13416, dated January 25, 1999 (the "Security Agreement") which is incorporated herein by reference. The payment of this Note and all interest, fees and charges herein are secured by (a) the Equipment and other collateral listed on Supplement A hereto and made a part hereof, (b) the Security Agreement, and (c) such other instruments and documents executed in connection with the Obligation (all hereinafter referred to as "Loan Documents").

	If any payment of principal and interest is not paid on the due date thereof, in addition to any other permitted charges, Maker shall pay Holder a late payment fee in the amount of ten percent (10%) of the amount past due. Holder shall have no obligation to accept any payments hereunder not accompanied by all outstanding late payment fees. This provision is not intended to create any grace period by Holder with respect to the punctual payment by Maker. Maker acknowledges that the late payment fee is not imposed as a charge for the use of money, but to permit Holder to offset its administrative expenses and other costs in dealing with loans not paid on time. The late payment fee shall in no way be deemed an interest charge.

	If any payment due hereunder is not paid on or before its due date, whether or not by reason of acceleration, or if a default occurs under any of the Loan Documents which is not cured within the applicable notice and/or grace period, if any, such failure shall constitute a default hereunder, and the Loan shall bear interest from the date of, and during the continuance of the default, at the rate of eighteen percent (18%) per annum ("Default Rate"); provided, however, the Default Rate shall not accrue on any late payment fee. All interest at the Default Rate shall be paid at the time of, and as a condition precedent to, the curing of any default should Holder, in its sole discretion, allow such default to be cured.

	The Loan may not be prepaid in whole or in part without the prior written consent of Lender which shall not be unreasonably withheld.

	In no event whatsoever, whether by reason of acceleration of the Loan or otherwise, shall the amount paid or agreed to be paid by Maker to Holder for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate under applicable usury laws. If Maker pays or Holder receives a sum of money which would result in the loan exceeding the highest lawful rate then such excess payment shall be deemed additional principal and the Obligation and final payment shall be reduced accordingly.


If Maker defaults in its payment and performance hereunder or if an Event of Default as set forth in the Security Agreement shall occur, Holder may exercise any of the rights and remedies set forth in the Security Agreement, including, without limitation, the right to declare all of the indebtedness evidenced hereby to be immediately due and payable.

	If interest, principal or any other sum owing under this Note is not paid when due, whether at maturity or by acceleration, Maker will pay all costs of collection including, but not limited to, reasonable attorneys' fees and all expenses incurred by the Holder in connection with the protection or realization of the collateral and enforcement of any guaranty, whether or not suit is filed hereon.

	Maker and all others liable for all or any part of this obligation, severally waive presentment for payment, demand and protest and notice of protest, acceleration or dishonor and non-payment of this Note, and expressly consent to any extension of time or payment hereof or of any installment hereof, to the release of any party liable for this obligation, to the release, change or modification of any collateral posted as security for the payment of this Note, and any such extension, modification or release may be made without notice to any of said parties and without in any way affecting or discharging this liability.

	If any of the provisions of this Note are held to be invalid, illegal, or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

	THIS NOTE IS INTENDED TO BE CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS. ANY ACTION BROUGHT TO ENFORCE THIS NOTE MAY BE BROUGHT IN CONNECTICUT. TO THE EXTENT ALLOWED BY LAW, MAKER AND EACH ENDORSER HEREBY CONSENT TO THE JURISDICTION OF ANY COURT LOCATED IN CONNECTICUT HAVING SUBJECT MATTER JURISDICTION AND WAIVE ANY OBJECTIONS EITHER MAY HAVE TO THE VENUE OR CONVENIENCE OF SUCH FORUM. NOTHING CONTAINED HEREIN IS INTENDED TO PRECLUDE THE HOLDER FROM COMMENCING ANY ACTION HEREUNDER IN ANY COURT HAVING JURISDICTION THEREOF. SERVICE OF PROCESS IN ANY SUCH ACTION SHALL BE SUFFICIENT IF SERVED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED TO THE ADDRESS OF MAKER OR ENDORSER SET FORTH HEREIN. MAKER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING RELATING TO THIS NOTE OR THE LOAN DOCUMENTS.

(g) 	This Note may not be waived, changed, modified or discharged orally, except by an agreement in writing signed by the party against whom the enforcement of waiver, change, modification or discharge is sought. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of this Note.

	As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether voluntary by action of the parties or involuntary by operation of law.


Maker: BAB OPERATIONS, INC.

By:  ___________________________________

Title:  __________________________________

Address: 8501 West Higgins Road, Suite 320
	Chicago, IL  60631


Federal ID #  or Social Security #: 36-4040424


SCHEDULE A

To Secured Promissory Note No. 13416-102
to Master Security Agreement No. 13416, dated January 25, 1999 between Franchise Mortgage Acceptance Company as Lender and
BAB OPERATIONS, INC.  as Borrower




ALL FURNITURE, FIXTURES AND EQUIPMENT NOW OWNED OR HEREAFTER ACQUIRED, HELD OR USED BY BORROWER IN ITS OPERATION OF THE BIG APPLE BAGEL STORE(S) AT THE LOCATION(S) SHOWN BELOW, TOGETHER WITH ALL ADDITIONS TO, SUBSTITUTIONS FOR AND REPLACEMENTS OF, AND ALL PROCEEDS OF THE FOREGOING, CASH AND NON-CASH, INCLUDING, WITHOUT LIMITATION, INSURANCE PROCEEDS AND GENERAL INTANGIBLES.


EQUIPMENT LOCATION(S):

401 EAST ONTARIO, CHICAGO, IL  60611



PAYMENT TERMS:     SEE SECURED PROMISSORY NOTE NO. 13416-102 , DATED  JANUARY
25 , 1999

ADDITIONAL PROVISIONS:



Borrower acknowledges that this Schedule A to the above referenced Secured Promissory Note is entered into pursuant to the terms of the Master Security Agreement referenced above.

Borrower: BAB OPERATIONS, INC.	Lender:  Franchise Mortgage
Acceptance Company

By:________________________________	By: ______________________________

Title: _____________________________	Title: _____________________________
Address:    8501 W. Higgins Road, Suite 320	Three American Lane
     Chicago, IL  60631 					Greenwich, CT 06831








SECURED PROMISSORY NOTE	#13416-105
										[Lake Zurich]

$234,328.50									January 25 , 1999


For value received, the undersigned, jointly and severally if more than one, (the "Maker") promises to pay to the order of Franchise Mortgage Acceptance Company, or assigns (the "Holder"), at its offices at Three American Lane, Greenwich, Connecticut 06831, the aggregate sum of Two Hundred Thirty Four Thousand Three Hundred Twenty Eight and 50/100 Dollars ($234,328.50) inclusive of interest (the "Obligation") in Eighty four (84) equal and successive monthly installments each in the amount of $2,789.63 beginning with the payment due on February 1, 1999 ("First Payment Date") and continuing on the same day of each and every month thereafter until all monies due hereunder and
under the Loan Documents (as hereinafter defined) are paid in full..    Maker
agrees to pay to Holder, at the time of funding of this Note, additional interest from the date of funding up to thirty (30) days preceding First Payment Date (each an "Additional Day") a sum equal to one-thirtieth (1/30th) of the monthly installment for each and every Additional Day.

	Interest shall be computed on the basis of a year consisting of three hundred sixty (360) days and actual days elapsed (including the first day but excluding the last) occurring in the period for which it is payable. All payments of principal and interest on this Note and any other amounts due hereunder shall be made in lawful money of the United States of America and shall be credited first, to costs and expenses, if any, incurred by Holder in collecting amounts due hereunder, second, to any late payment fee; third, to interest; and fourth to principal and any other amounts due hereunder or under the Loan Documents (as hereinafter defined).

	This Note is issued pursuant to the terms of the Master Security Agreement No. 13416, dated January 25, 1999 (the "Security Agreement") which is incorporated herein by reference. The payment of this Note and all interest, fees and charges herein are secured by (a) the Equipment and other collateral listed on Supplement A hereto and made a part hereof, (b) the Security Agreement, and (c) such other instruments and documents executed in connection with the Obligation (all hereinafter referred to as "Loan Documents").

	If any payment of principal and interest is not paid on the due date thereof, in addition to any other permitted charges, Maker shall pay Holder a late payment fee in the amount of ten percent (10%) of the amount past due. Holder shall have no obligation to accept any payments hereunder not accompanied by all outstanding late payment fees. This provision is not intended to create any grace period by Holder with respect to the punctual payment by Maker. Maker acknowledges that the late payment fee is not imposed as a charge for the use of money, but to permit Holder to offset its administrative expenses and other costs in dealing with loans not paid on time. The late payment fee shall in no way be deemed an interest charge.

	If any payment due hereunder is not paid on or before its due date, whether or not by reason of acceleration, or if a default occurs under any of the Loan Documents which is not cured within the applicable notice and/or grace period, if any, such failure shall constitute a default hereunder, and the Loan shall bear interest from the date of, and during the continuance of the default, at the rate of eighteen percent (18%) per annum ("Default Rate"); provided, however, the Default Rate shall not accrue on any late payment fee. All interest at the Default Rate shall be paid at the time of, and as a condition precedent to, the curing of any default should Holder, in its sole discretion, allow such default to be cured.

	The Loan may not be prepaid in whole or in part without the prior written consent of Lender which shall not be unreasonably withheld.

	In no event whatsoever, whether by reason of acceleration of the Loan or otherwise, shall the amount paid or agreed to be paid by Maker to Holder for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate under applicable usury laws. If Maker pays or Holder receives a sum of money which would result in the loan exceeding the highest lawful rate then such excess payment shall be deemed additional principal and the Obligation and final payment shall be reduced accordingly.


If Maker defaults in its payment and performance hereunder or if an Event of Default as set forth in the Security Agreement shall occur, Holder may exercise any of the rights and remedies set forth in the Security Agreement, including, without limitation, the right to declare all of the indebtedness evidenced hereby to be immediately due and payable.

	If interest, principal or any other sum owing under this Note is not paid when due, whether at maturity or by acceleration, Maker will pay all costs of collection including, but not limited to, reasonable attorneys' fees and all expenses incurred by the Holder in connection with the protection or realization of the collateral and enforcement of any guaranty, whether or not suit is filed hereon.

	Maker and all others liable for all or any part of this obligation, severally waive presentment for payment, demand and protest and notice of protest, acceleration or dishonor and non-payment of this Note, and expressly consent to any extension of time or payment hereof or of any installment hereof, to the release of any party liable for this obligation, to the release, change or modification of any collateral posted as security for the payment of this Note, and any such extension, modification or release may be made without notice to any of said parties and without in any way affecting or discharging this liability.

	If any of the provisions of this Note are held to be invalid, illegal, or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

	THIS NOTE IS INTENDED TO BE CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS. ANY ACTION BROUGHT TO ENFORCE THIS NOTE MAY BE BROUGHT IN CONNECTICUT. TO THE EXTENT ALLOWED BY LAW, MAKER AND EACH ENDORSER HEREBY CONSENT TO THE JURISDICTION OF ANY COURT LOCATED IN CONNECTICUT HAVING SUBJECT MATTER JURISDICTION AND WAIVE ANY OBJECTIONS EITHER MAY HAVE TO THE VENUE OR CONVENIENCE OF SUCH FORUM. NOTHING CONTAINED HEREIN IS INTENDED TO PRECLUDE THE HOLDER FROM COMMENCING ANY ACTION HEREUNDER IN ANY COURT HAVING JURISDICTION THEREOF. SERVICE OF PROCESS IN ANY SUCH ACTION SHALL BE SUFFICIENT IF SERVED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED TO THE ADDRESS OF MAKER OR ENDORSER SET FORTH HEREIN. MAKER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING RELATING TO THIS NOTE OR THE LOAN DOCUMENTS.

(h) 	This Note may not be waived, changed, modified or discharged orally, except by an agreement in writing signed by the party against whom the enforcement of waiver, change, modification or discharge is sought. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of this Note.

	As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether voluntary by action of the parties or involuntary by operation of law.


Maker: BAB OPERATIONS, INC.

By:  ___________________________________

Title:  __________________________________

Address: 8501 West Higgins Road, Suite 320
	Chicago, IL  60631


Federal ID # 36-4040424

SCHEDULE A

To Secured Promissory Note No. 13416-105
to Master Security Agreement No. 13416, dated January 25, 1999 between Franchise Mortgage Acceptance Company as Lender and
BAB OPERATIONS, INC.  as Borrower


ALL FURNITURE, FIXTURES AND EQUIPMENT NOW OWNED OR HEREAFTER ACQUIRED, HELD OR USED BY BORROWER IN ITS OPERATION OF THE BIG APPLE BAGEL STORE(S) AT THE LOCATION(S) SHOWN BELOW, TOGETHER WITH ALL ADDITIONS TO, SUBSTITUTIONS FOR AND REPLACEMENTS OF, AND ALL PROCEEDS OF THE FOREGOING, CASH AND NON-CASH, INCLUDING, WITHOUT LIMITATION, INSURANCE PROCEEDS AND GENERAL INTANGIBLES.

EQUIPMENT LOCATION(S):

800 W. MAIN STREET, LAKE ZURICH, IL  60645



PAYMENT TERMS:     SEE SECURED PROMISSORY NOTE NO. 13416-105, DATED  JANUARY
25 , 1999

ADDITIONAL PROVISIONS:



Borrower acknowledges that this Schedule A to the above referenced Secured Promissory Note is entered into pursuant to the terms of the Master Security Agreement referenced above.

Borrower: BAB OPERATIONS, INC.	Lender:  Franchise Mortgage
Acceptance Company

By:________________________________	By: ______________________________

Title: ____________________	Title: _____________________________
Address: 8501 West Higgins Road, Suite 320	            Three American Lane
   Chicago, IL  60631					Greenwich, CT 06831







SECURED PROMISSORY NOTE	#104
[Glenview]


$118,072.50									January 25, 1998


For value received, the undersigned, jointly and severally if more than one, (the "Maker") promises to pay to the order of Franchise Mortgage Acceptance Company, or assigns (the "Holder"), at its offices at Three American Lane, Greenwich, Connecticut 06831, the aggregate sum of One Thousand Eighteen Thousand Seventy Two and 50/100 ($118,072.50) inclusive of interest (the "Obligation") in eighty four (84) equal and successive monthly installments each in the amount of $1,405.63 beginning with the payment due on February 1, 1999 ("First Payment Date") and continuing on the same day of each and every month thereafter until all monies due hereunder and under the Loan Documents
(as hereinafter defined) are paid in full..    Maker agrees to pay to Holder,
at the time of funding of this Note, additional interest from the date of funding up to thirty (30) days preceding First Payment Date (each an "Additional Day") a sum equal to one-thirtieth (1/30th) of the monthly installment for each and every Additional Day.

	Interest shall be computed on the basis of a year consisting of three hundred sixty (360) days and actual days elapsed (including the first day but excluding the last) occurring in the period for which it is payable. All payments of principal and interest on this Note and any other amounts due hereunder shall be made in lawful money of the United States of America and shall be credited first, to costs and expenses, if any, incurred by Holder in collecting amounts due hereunder, second, to any late payment fee; third, to interest; and fourth to principal and any other amounts due hereunder or under the Loan Documents (as hereinafter defined).

	This Note is issued pursuant to the terms of the Master Security
Agreement No.      , dated       , 199      (the "Security Agreement") which
is incorporated herein by reference. The payment of this Note and all interest, fees and charges herein are secured by (a) the Equipment and other collateral listed on Supplement A hereto and made a part hereof, (b) the Security Agreement, and (c) such other instruments and documents executed in connection with the Obligation (all hereinafter referred to as "Loan Documents").

	If any payment of principal and interest is not paid on the due date thereof, in addition to any other permitted charges, Maker shall pay Holder a late payment fee in the amount of ten percent (10%) of the amount past due. Holder shall have no obligation to accept any payments hereunder not accompanied by all outstanding late payment fees. This provision is not intended to create any grace period by Holder with respect to the punctual payment by Maker. Maker acknowledges that the late payment fee is not imposed as a charge for the use of money, but to permit Holder to offset its administrative expenses and other costs in dealing with loans not paid on time. The late payment fee shall in no way be deemed an interest charge.

	If any payment due hereunder is not paid on or before its due date, whether or not by reason of acceleration, or if a default occurs under any of the Loan Documents which is not cured within the applicable notice and/or grace period, if any, such failure shall constitute a default hereunder, and the Loan shall bear interest from the date of, and during the continuance of the default, at the rate of eighteen percent (18%) per annum ("Default Rate"); provided, however, the Default Rate shall not accrue on any late payment fee. All interest at the Default Rate shall be paid at the time of, and as a condition precedent to, the curing of any default should Holder, in its sole discretion, allow such default to be cured.

	The Loan may not be prepaid in whole or in part without the prior written consent of Lender which is not unreasonably withheld.

	In no event whatsoever, whether by reason of acceleration of the Loan or otherwise, shall the amount paid or agreed to be paid by Maker to Holder for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate under applicable usury laws. If Maker pays or Holder receives a sum of money which would result in the loan exceeding the highest lawful rate then such excess payment shall be deemed additional principal and the Obligation and final payment shall be reduced accordingly.


If Maker defaults in its payment and performance hereunder or if an Event of Default as set forth in the Security Agreement shall occur, Holder may exercise any of the rights and remedies set forth in the Security Agreement, including, without limitation, the right to declare all of the indebtedness evidenced hereby to be immediately due and payable.

	If interest, principal or any other sum owing under this Note is not paid when due, whether at maturity or by acceleration, Maker will pay all costs of collection including, but not limited to, reasonable attorneys' fees and all expenses incurred by the Holder in connection with the protection or realization of the collateral and enforcement of any guaranty, whether or not suit is filed hereon.

	Maker and all others liable for all or any part of this obligation, severally waive presentment for payment, demand and protest and notice of protest, acceleration or dishonor and non-payment of this Note, and expressly consent to any extension of time or payment hereof or of any installment hereof, to the release of any party liable for this obligation, to the release, change or modification of any collateral posted as security for the payment of this Note, and any such extension, modification or release may be made without notice to any of said parties and without in any way affecting or discharging this liability.

	If any of the provisions of this Note are held to be invalid, illegal, or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

	THIS NOTE IS INTENDED TO BE CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS. ANY ACTION BROUGHT TO ENFORCE THIS NOTE MAY BE BROUGHT IN CONNECTICUT. TO THE EXTENT ALLOWED BY LAW, MAKER AND EACH ENDORSER HEREBY CONSENT TO THE JURISDICTION OF ANY COURT LOCATED IN CONNECTICUT HAVING SUBJECT MATTER JURISDICTION AND WAIVE ANY OBJECTIONS EITHER MAY HAVE TO THE VENUE OR CONVENIENCE OF SUCH FORUM. NOTHING CONTAINED HEREIN IS INTENDED TO PRECLUDE THE HOLDER FROM COMMENCING ANY ACTION HEREUNDER IN ANY COURT HAVING JURISDICTION THEREOF. SERVICE OF PROCESS IN ANY SUCH ACTION SHALL BE SUFFICIENT IF SERVED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED TO THE ADDRESS OF MAKER OR ENDORSER SET FORTH HEREIN. MAKER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING RELATING TO THIS NOTE OR THE LOAN DOCUMENTS.

(i) 	This Note may not be waived, changed, modified or discharged orally, except by an agreement in writing signed by the party against whom the enforcement of waiver, change, modification or discharge is sought. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of this Note.

	As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether voluntary by action of the parties or involuntary by operation of law.


Maker: BAB OPERATIONS, INC.

By:  ___________________________________

Title:  __________________________________

Address: 8501 W. Higgins Road, Suite 320
Chicago, Illinois 60631

Federal ID #  or Social Security #  36-4040424

SCHEDULE A

To Secured Promissory Note No. 104
to Master Security Agreement No. 13416, dated January 25, 1999 between Franchise Mortgage Acceptance Company as Lender and
BAB OPERATIONS, INC. as Borrower

ALL FURNITURE, FIXTURES AND EQUIPMENT NOW OWNED OR HEREAFTER ACQUIRED, HELD OR USED BY BORROWER IN ITS OPERATION OF THE BIG APPLE BAGEL STORE(S) AT THE LOCATION(S) SHOWN BELOW, TOGETHER WITH ALL ADDITIONS TO, SUBSTITUTIONS FOR AND REPLACEMENTS OF, AND ALL PROCEEDS OF THE FOREGOING, CASH AND NON-CASH, INCLUDING, WITHOUT LIMITATION, INSURANCE PROCEEDS AND GENERAL INTANGIBLES.

EQUIPMENT LOCATION(S):

2743 PFINGSTEN ROAD, GLENVIEW, IL  60025



PAYMENT TERMS:     SEE SECURED PROMISSORY NOTE NO. 13416-104 , DATED  JANUARY
25 , 1999

ADDITIONAL PROVISIONS:



Borrower acknowledges that this Schedule A to the above referenced Secured Promissory Note is entered into pursuant to the terms of the Master Security Agreement referenced above.

Borrower: BAB OPERATIONS, INC.	Lender:  Franchise Mortgage
Acceptance Company

By:________________________________	By: ______________________________

Title: ____________________	Title: _____________________________
Address: 8501 W. Higgins Road, Suite 320
         Chicago, Illinois 60631                Three American Lane
           						Greenwich, CT 06831



MASTER SECURITY AGREEMENT 	#  13416

MASTER SECURITY  AGREEMENT,  made  this  25TH  day   of  January, 1999 by
and between BAB OPERATIONS, INC. an ILLINOIS corporation having an office at 8501 W. Higgins Road, Suite 320, Chicago, IL 60631 (the "Borrower"), and FRANCHISE MORTGAGE ACCEPTANCE COMPANY, a Delaware corporation, having an office at Three American Lane, Greenwich, Connecticut 06831 (the "Lender").

W I T N E S S E T H :

WHEREAS, Lender intends to make one or more loans (individually "Loan" and collectively "Loans") to Borrower in such sums as may be evidenced by a promissory note or notes (individually the "Note" and collectively the "Notes"); and

WHEREAS, in order to induce Lender to make the Loan and any such future loans or financial accommodations to Borrower, Borrower has agreed to execute and deliver this Master Security Agreement (the "Agreement") .

NOW, THEREFORE, in consideration of the foregoing, and of any extension of credit heretofore, now or hereafter made by Lender to Borrower, the parties hereto hereby agree as follows:

1. Security Interest. To secure the due payment and performance by Borrower of all indebtedness and other liabilities and obligations, whether now existing or hereafter arising, of Borrower to Lender under, arising out of or in any way connected with this Agreement, the Note(s) and all agreements, guaranties, instruments and other documents executed and delivered in connection herewith or therewith, or otherwise, and to secure any other indebtedness, liabilities and obligations of Borrower to Lender, whether now existing or hereafter arising (all hereinafter referred to collectively as the "Obligations"), Borrower hereby assigns, grants, mortgages, pledges, hypothecates, transfers and sets over to Lender, a first priority lien on and security interest in (i) the property of Borrower set forth in the Schedule to the Note(s) (the "Equipment"), together with all accessories, attachments and accessions now or hereafter affixed thereto and all substitutions and replacements of, and proceeds of the foregoing, , plus any and all chattel paper, accounts, contract rights and general intangibles arising from the sale, lease or other disposition thereof, including but not limited to insurance proceeds and general intangibles, (ii) any cash or cash equivalents held by Lender on Borrower's behalf, including, without limitation, any refunds, security deposits or undisbursed advances or proceeds arising in connection with any loan or equipment lease (whether given hereunder or otherwise), (iii) in all property, tangible or intangible, in which Lender has or may acquire hereafter a security interest (all the foregoing are at time hereinafter referred to as the "Collateral"). Lender shall not be obligated to release its security interest in any of the Collateral until all Obligations of Borrower to Lender are paid and performed in full. Any security deposit made by Borrower to Lender, and not subject to a separate Security Deposit Agreement, shall be held by Lender to secure the payment and performance of the Obligations and may not be used by Borrower for any payments due under the Note(s) or this Agreement or any other loan documents. Lender may, but is not obligated to, apply the security deposit to cure any monetary default, and Borrower agrees to immediately restore the security deposit to its full amount. Except as may otherwise be required by applicable law, the security deposit may be commingled with Lender's other funds and any unapplied portion of the security deposit will be refunded to Borrower without interest only upon full payment and performance of the Obligations.

2. Term and Repayment: The term of each Note shall commence on the date specified in such Note and shall continue for the number of months, and the proration thereof, specified in the Note. Payments shall be in the amounts and shall be due and payable as set forth in the applicable Note(s). No Note may be prepaid, in whole or in part, without the written consent of Lender. Borrower agrees that any monies received by Lender for application to the payments due under the Note(s), may be applied by Lender in such amounts and to such Notes as Lender, in its sole discretion, determines. If Lender receives excess monies to be applied to a particular Note, such monies will be applied to the payments due under such Note in the reverse order of maturities. Borrower agrees that any original Note and a copy of this Agreement constitute separately enforceable and assignable contract which incorporates all of the terms and conditions set forth in this Agreement. If any payment due under this Agreement or under any Note is not paid when due, Borrower agrees to pay, in addition to any other permitted charges a late fee equal to ten percent (10%) of the amount past due, but in no event shall any late fee exceed the maximum amount allowed by applicable law. Lender shall have no obligation to accept any payments hereunder not accompanied by all outstanding late payment fees. This provision is not intended to create any grace period by Lender with respect to the punctual payment by Borrower. Borrower acknowledges that the late payment fee is not imposed as a charge for the use the use of money, but to permit Lender to offset its administrative expenses and other costs in deals with loans not paid on time. The late payment fee shall in no way be deemed an interest charge.

3. Financing Statements. At Lender's request, Borrower shall execute and deliver to Lender, at any time or times hereafter, all Uniform Commercial Code financing statements and amendments and all other agreements, documents and instruments requested by Lender to perfect and maintain Lender's first priority lien on and security interest in the Collateral. Borrower agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. To the extent permitted by law, Borrower hereby appoints Lender (and any officer of Lender) as Borrower's attorney-in-fact, coupled with an interest, to do all things necessary to carry out the provisions of this paragraph, including, but not limited to, signing Borrower's name to, and filing, any financing statements, amendments and other documents to preserve, protect and perfect the priority of Lender's lien and security interest in any and all of the Collateral.

4. Location Of Collateral. Borrower warrants that it owns and has possession of the Collateral and keeps and will keep the Equipment and other individual items of Collateral at the locations specified in the applicable Note and if no location is specified, then at the Borrower's principal office (the "Location(s)"), and Borrower shall not remove the any items of Collateral from such Location(s) without Lender's prior written consent.

5. Lender's Payment Of Claims Asserted Against The Collateral. Lender may, but shall have no obligation to, pay, acquire, discharge and/or accept an assignment of any security interest, lien, claim or encumbrance asserted by any person against the Collateral, provided that Lender shall first give Borrower written notice of Lender's intent to do the same, and Borrower does not, within ten (10) days of such notice, pay such claim or tax and/or obtain to Lender's reasonable satisfaction the release of the security interests, liens, claims or encumbrances to which such notice relates. All sums paid by Lender in respect thereof and all costs, fees and expenses, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, which are incurred by Lender on account thereof, shall be payable, on demand, by Borrower to Lender and shall be additional Obligations hereunder secured by the Collateral.

6. Representations And Warranties. Borrower represents and warrants as of each Closing Date (but only with respect to the Loan being made as of such date) that:

(a) If an entity, Borrower is duly organized and existing under the laws of the State of its organization or formation (as the case may be), and is duly authorized to do business and in good standing wherever the ownership of its property or the conduct of its business requires such authorization. Borrower represents and warrants that the Loans are not consumer loans, and that proceeds of any Loan shall be used only for business or commercial purposes.

(b) Borrower has the right and power and is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and any other agreement or instrument referred to herein, and this Agreement and all such other agreements and instruments are valid and binding upon and enforceable against Borrower in accordance with their respective terms. Borrower has taken all action required to authorize the execution, delivery and performance of this Agreement and all other agreements or documents required hereunder and the transactions contemplated hereby.

(c) The execution, delivery and/or performance by Borrower of this Agreement and any other agreement or instrument referred to herein shall not, by the lapse of time, the giving of notice or otherwise, constitute a violation of, or result in the breach of or accelerate or permit the acceleration of, the performance required by the terms of any applicable law, rule or regulation of any governmental body, or any provision contained in Borrower's certificate of incorporation or organization and by-laws, partnership agreement or operating agreement (as appropriate) or contained in any agreement, instrument or document to which Borrower is now a party or by which it or its assets are bound, or result in the creation of any claim, lien, charge or encumbrance upon any of the property or assets of Borrower (except those granted to Lender pursuant hereto). No consent, approval, authorization or declaration of, designation by or filing with any governmental authority or other person or entity on the part of Borrower is required in connection with the valid execution, delivery or performance of this Agreement and the consummation of the transactions contemplated hereby, except as have been obtained prior to the date hereof or are necessary to perfect Lender's security interest in the Collateral.

(d) Borrower has good, indefeasible and merchantable title to and ownership of the Collateral, free and clear of all liens, claims, security interests and encumbrances except those of Lender.

(e) Borrower is not in violation of any applicable law, statute, regulation or ordinance of any governmental entity or authority, including, without limitation, the United States of America, any state, city, town, municipality, county or of any other Jurisdiction, or of any agency thereof, which could in any respect adversely affect the Collateral or Borrower's business, property, assets, operations or condition, financial or otherwise.

(f) Borrower is not in default, and there is no event which, with the lapse of time or the giving of notice or both, would constitute a default under any indenture, loan agreement, mortgage, lease, deed or other similar agreement relating to the borrowing of monies to which Borrower is a party, or by which Borrower or Borrower's assets may be bound. Borrower is not in default and there is no event which, with the lapse of time, the giving of notice or both, would constitute a default under the terms of any of the franchise agreement(s) for the Locations ("License").

(g) Borrower has delivered to Lender Borrower's financial statements as part of Lender's credit review (the "Financial Statements"). Such Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fully and fairly present the assets, liabilities and financial condition of Borrower as of the respective dates thereof and for the periods covered thereby; there are no omissions of other facts or circumstances which are or may be material in Lender's sole discretion, and there has been no adverse change in the financial condition of Borrower or any guarantor of the Obligations ("Guarantor") or other owners since the date of such Financial Statements.

(h) There are no actions or proceedings which are pending or threatened in any court or before any governmental agency or instrumentality against Borrower, its assets, or the Collateral or any Guarantor which may adversely affect Borrower or the Collateral or the Guarantor.

(i) Borrower has filed or has obtained extensions for the filing of all federal, state and local tax returns and other reports it is required by law to file and has paid all taxes, assessments and charges reflected thereon that are due and payable and has reserved funds or made adequate provision for the payment of such taxes, assessments and charges accruing but not yet payable.

(j) The security interest granted by Borrower to Lender in the Collateral constitutes a valid first perfected lien and security interest in the Collateral. There are no other liens or security interests covering the Collateral.

(k) Borrower has not, within the six (6) year period immediately preceding the date of this Agreement, (i) changed its name, been the surviving entity of a merger or consolidation, or acquired all or substantially all of the assets of any person or entity, or (ii) been known as or used any other corporate or fictitious name, trade name, division name or other name.

(l) No representation or warranty by Borrower contained herein or in any certificate or other document furnished by Borrower pursuant hereto, in connection with the transactions contemplated hereby, contains any untrue or misleading statement of fact, or omits to state a act necessary to make it not misleading, or necessary to provide Lender with proper information as to Borrower and Borrower's affairs.

(m) All representations and warranties of Borrower are true at the time of Borrower's execution of this Agreement, and shall survive the execution, delivery and acceptance hereof, and shall continue until all Obligations of Borrower to Lender are paid and performed in full.

7. 7.	Covenants Of Borrower.  Borrower covenants that:

(a) Preservation of Existence. If Borrower is a partnership, a corporation or limited liability company, it will preserve and maintain its partnership, corporate or limited liability company existence and status and good standing in each State where it conducts business.

(b) Personal Property; Liens. The Collateral is and shall remain personal property at all times regardless of how attached or installed at or to the Location(s). Borrower will not create nor permit to exist any mortgage, pledge, title retention lien, or other lien, encumbrance or security interest with respect to the Collateral or permit any financing statement to be filed with respect thereto, other than liens to which Lender shall have given its prior written consent, and encumbrances in favor of Lender. Borrower will defend Borrower's title to the Collateral and Lender's first priority security interest therein against the claims and demand of all Persons. Borrower shall obtain and deliver to Lender any and all landlord's and mortgagee's waivers, estoppel certificates and other similar documents to confirm, among other things, that the Collateral shall remain personal property and that such persons have no interest in the Collateral. Borrower shall also deliver, or cause to be delivered, such Uniform Commercial Code termination and partial releases and/or lien waivers or subordinations with respect to the Collateral as Lender may request.

(c) Franchise. If Borrower is a franchisee, Borrower will maintain its Licenses and will give Lender notice of any threat or action to terminate or withdraw or fail to renew any License.

(d) Insurance. From and after the date hereof, Borrower shall bear the entire risk of loss of, damage to, or destruction of the Collateral. Borrower will, at its own expense, keep all of the Collateral insured to the full replacement value thereof against all risks of loss and damage by policies of insurance issued by companies approved by Lender. The policies evidencing such insurance shall be duly endorsed in favor of Lender with such loss payable rider as Lender may designate and such policies shall be delivered to Lender and shall provide for at least thirty (30) days prior written notice to Lender of the exercise of any right of cancellation or reduction of coverage and right to cure monetary defaults. Borrower shall also maintain at its cost such liability insurance with such insurance companies as Lender shall request and Lender shall be named as additional insured with respect thereto. Should Borrower fail to furnish Lender with such insurance, Lender shall have the right to effect same and charge the cost thereof to Borrower, together with interest thereon at the rate of eighteen percent (18%) per annum (but not to exceed the maximum rate permitted by applicable law). Such cost, including interest, shall be additional Obligations hereunder and secured by the Collateral. Lender's sole obligation hereunder shall be to credit Borrower's account with the net proceeds of any insurance payments received on account of any loss and Lender shall have no liability with respect to any loss. Borrower hereby appoints Lender as Borrower's attorney in-fact, coupled with an interest, to file, adjust or settle all insurance claims and endorse in Borrower's name all checks and drafts in settlement thereof and to execute release and to cancel any insurance coverage.

(e) Books and Records; Inspection.. Borrower shall keep accurate and complete books of accounts and records and books covering Borrower's business operations and covering the Collateral . Lender and its employees and agents shall have the right to review such books and records and to copy them and to make extracts therefrom, all at such reasonable times upon reasonable notice and as often as Lender may reasonably require. Borrower will permit Lender, its officers, employees and/or agents, at all times, during normal business hours to enter into and upon any premises where the Collateral is located for the purpose of inspecting the Collateral, observing the Collateral's use or otherwise protecting the interests of Lender therein.

(f) Financial Statements. Borrower agrees that during the term of this Agreement, Borrower shall provide Lender, within 120 days of Borrower's fiscal year-end with annual financial statements prepared with Generally Accepted Accounting Principles, consistently applied, and certified by independent public accountants or by Borrower's chief financial officer and such quarterly financial statements and such other data and information (financial and otherwise) as Lender may, from time to time, reasonably request, bearing upon or related to the Collateral and/or Borrower's financial condition, sales volumes and/or results of operations. :

(g) Litigation. Borrower will notify Lender in writing, promptly upon learning thereof, of the institution of any suit or administrative proceeding against Borrower with respect to the Collateral, or directly against the Collateral, whether or not the claim is considered by Borrower to be covered by insurance, and of the institution of any suit or administrative proceeding which may adversely affect the operations, financial condition or business of Borrower or Lender's security interest in the Collateral.

(h) Payment of Taxes and Claims. Borrower will duly pay and discharge when due and payable, all taxes, assessments and governmental and other charges, levies or claims levied or imposed, which are, or which if unpaid might become, a lien or charge upon the Collateral, or the properties, assets, franchises, earnings or business of Borrower, provided, however, that nothing contained in this paragraph shall require Borrower to pay and discharge, or cause to be paid and discharged, any such tax, assessment, charge, levy or claim so long as Borrower in good faith shall contest the validity thereof and shall set aside on its books adequate reserves with respect thereto.

(i) Maintenance And Use of Collateral.  Borrower will maintain the
Collateral in good condition and repair (normal wear and tear excepted) and pay and discharge, or cause to be paid and discharged, when due, the cost of repairs or maintenance, and pay or cause to be paid all rent due on the Locations where any Collateral is or may be held. If the vendor or manufacturer of the Collateral has provided Borrower with a standard maintenance schedule, such schedule will constitute minimum maintenance compliance, and Borrower, upon request, will supply Lender with evidence of such compliance. Borrower shall use the Collateral solely for business or commercial purposes, in compliance with all applicable laws, ordinances, regulations, and the conditions of all insurance policies required to be maintained by Borrower pursuant to this Agreement. Any alteration, modification, additions or improvements to any items of the Collateral shall forthwith upon the making thereof become subject to the security interest of Lender granted herein. Borrower agrees that the Collateral shall be used and operated only by trained and competent operators in accordance with the manufacturer's instructions, any insurance requirement and any governmental rules and/or regulations..

(j) Principal Place of Business. Borrower shall maintain and keep its principal place of business and its chief executive office at the address set forth above, and at no other location without giving Lender at least thirty
(30) days prior written notice of any move. Borrower shall maintain and keep its records concerning the Collateral at that address and at no other location without giving Lender at least thirty (30) days prior written notice of any move.

(k) Guarantees and Contingent Liabilities. Borrower shall not at any time without Lender's prior written consent which will not be unreasonably withheld, directly or indirectly assume, guarantee, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligations or liability of any other person or entity.

(l) Dispositions of Assets. Borrower shall not sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, the Collateral or all or a substantial portion of its assets.


8.	Events Of Default, Rights And Remedies On Default.

(a) Event of Default.   The  occurrence  of  any  one  or  more  of
the following  events  shall constitute an "Event of Default":

(i) Borrower fails to pay any of the Note(s) or any of the installment(s) thereunder on the due date thereof; or Borrower fails to make any other payment due to Lender however arising on the due date thereof and such default continues for five (5) days; or

(ii) Borrower fails or neglects to perform or observe any other term, covenant, warranty or representation contained in this Agreement or any other Loan Document, which is required to be performed or observed by Borrower (other than for the payment of money) and the same is not cured to Lender's reasonable satisfaction within ten (10) days after the giving of notice by Lender to Borrower of such failure; or

(iii) The Collateral or a significant part of Borrower's other assets are attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within ten (10) days thereafter; or

(iv) Any guarantor of the Obligations defaults under or otherwise breaches any of the terms of his/her/its guaranty of the Obligations or any guarantor of the Obligations fails or neglects to perform or observe any other term, covenant, warranty or representation contained in any Loan Document executed by a guarantor, which is required to be performed or observed by a guarantor (other than a guaranty) and the same is not cured to Lender's reasonable satisfaction within ten (10) days after the giving of notice by Lender to such guarantor of such failure; or

(v) Borrower breaches or defaults under the terms of any other agreement, instrument or document with or for the benefit of Lender, including, without limitation, promissory notes, guaranties, equipment leases and security documents (including security agreements and deeds of trust); or

(vi) Any guarantor of the Obligations breaches or defaults under the terms of any other agreement, instrument or document with or for the benefit of Lender, including, without limitation, promissory notes, guaranties, equipment leases and security documents (including security agreements and deeds of trust); or

(vii) An application is made by Borrower or by any person other than Borrower for the appointment of a receiver, trustee or custodian for the Collateral or any other of Borrower's assets and in the case of an application made by a third party, the same is not dismissed within sixty
(60) days after the application therefor;  or

(viii) A petition under any section or chapter of the Bankruptcy Code or any similar law or regulation shall be filed by or against Borrower, and in the case of any petition filed by any third party, such petition is not dismissed within sixty (60) days of such filing, or Borrower makes an assignment for the benefit of its creditors or any case or proceeding is filed by or against Borrower for its dissolution, liquidation, or termination; or

(ix) The indictment or threatened indictment of Borrower or any guarantor of Borrower's Obligations under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against Borrower or any guarantor of Borrower's Obligations pursuant to which the proceedings, penalties or remedies sought or available include forfeiture of any of the property of Borrower or each guarantor; or

(x) Borrower sells, leases, assigns, conveys, abandons or otherwise transfers or disposes of all or substantially all of its assets; or

(xi) Borrower ceases to conduct its business or is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs, and/or Borrower dies or is declared incompetent if Borrower is an individual; or

(xii) Lender in good faith believes that either (i) the prospect of payment or performance of the Obligations is impaired, or (ii) the Collateral is not sufficient to secure fully any of the Obligations; or

(xiii) There is an adverse change in the Collateral or in the business of Borrower; or

(xiv) If any representations or warranties made or given either heretofore or hereafter by Borrower in connection with this Agreement or the extension of credit by Lender hereunder is false or misleading.

(b) Remedies. Upon and after an Event of Default, Lender shall have the following rights and remedies:

(i) All of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable law, all of which rights and remedies shall be cumulative, and nonexclusive, in addition to any other rights and remedies contained in this Agreement or in any Loan Document or available to Lender in law or in equity.

(ii) All of the Obligations may, at the option of Lender and without presentment, demand, notice, protest or legal process of any kind, be declared, and immediately shall become, due and payable.

(iii) Recover from Borrower, for loss of a bargain and not as a penalty, all accrued but unpaid payments, interest and other monies due under the Note(s), this Agreement and under any loan documents to the date Lender declares Borrower in default under this Agreement with respect to each Note, plus the present value of all future payments to be paid by Borrower under the Note(s) discounted at the rate of five and one-half percent (5.5%) plus all other monies owing hereunder, under each of the Notes or under any other loan documents, whether then due or not.

(iv) The right to enter upon the Location(s) and any other premises of Borrower, or any other place or places where the Collateral is located and kept, without any obligation to pay rent to Borrower, through self-help and without Judicial or other legal process, without first obtaining a final judgment or giving Borrower notice and opportunity for a hearing on the validity of Lender's claim, and remove the Collateral therefrom to the premises of Lender or any agent of Lender, for such time as Lender may desire in order to effectively collect or liquidate the Collateral. At Lender's request Borrower shall assemble the Collateral and make it available to Lender at a place to be designated by Lender, in its sole discretion.

(v) The right to sell or otherwise dispose of all or any Collateral in its then condition or after any further manufacturing or processing thereof at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Lender, in its sole discretion, may deem advisable; such sales may be adjourned from time to time with or without notice. Lender shall have the right to conduct such sales on Borrower's premises or elsewhere and shall have the right to use Borrower's premises without charge for such sales for such time or times as Lender may see fit. Lender is hereby granted license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and Borrower's rights under all licenses and all franchise agreements shall inure to Lender's benefit. Lender may purchase all or any part of the Collateral at public or, if permitted by law, private, sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale of any Collateral shall be applied first to the reasonable costs, expenses and attorney's fees and expenses incurred by Lender for collection and for acquisition, completion, protection, removal, storage, sale and delivery of the Collateral, second to interest due upon any of the Obligations, and third to the principal of the Obligations. If any deficiency shall arise, Borrower shall remain liable to Lender therefor. If any excess shall arise, it shall be paid over to Borrower.

(c) Notice. Any notice required to be given by Lender of a sale, lease, other disposition of the Collateral or any other intended action by Lender, may be given in any manner provided for delivery of notices in this Agreement, five (5) days prior to such proposed action, and, if so given, shall constitute commercially reasonable and fair notice thereof to Borrower.

(d) No Duty. Lender shall have no duty to collect or protect the Collateral or any part thereof beyond exercising reasonable care in the custody of any Collateral actually in the possession of Lender.

9.	Miscellaneous

(j) Payments. All payments under this Agreement and the Note(s) shall be made by Borrower to Lender without defense, setoff or counterclaim and without deduction for any present or future income, stamp or other taxes, levies, imposts, deductions, charges or withholdings whatsoever imposed, assessed, levied or collected by or for the benefit of any jurisdiction or taxing authority. In addition, Borrower shall pay any and all taxes (stamp or otherwise) payable or determined to be payable in connection with the execution and delivery of this Agreement, the Note(s) and the other loan documents to be delivered hereunder, and on all payments to be made by Borrower hereunder and under the Note(s) (other than Lender's income taxes) and all taxes payable in connection with or related to the Collateral. Borrower shall pay Lender a transaction initiation fee equal to one-half of one percent (.05%) of the Loan but not less than $100.00 nor more than $750.00. Borrower shall also pay Lender a fee equal to the greater of (i) $25.00 or (ii) the actual bank charges to Lender for each check of Borrower that is returned unpaid for any reason. All payments due under this Agreement, any Note(s) or any other loan documents shall be paid to Lender without notice or demand at its address set forth herein or such other place as Lender directs in writing.

(k) Further Assurances. Borrower shall at any time and from time to time upon the written request of Lender, execute and deliver such further agreements, instruments and documents and do such further acts and things as Lender may reasonably request in order to effect the purposes of this Agreement.

(l) Costs and Expenses. Borrower shall pay (or at Lender's option, reimburse Lender for) all of Lender's fees, costs and expenses (including attorneys' fees and costs) incurred in connection with the drafting, negotiation, closing and enforcement of this Agreement, the Note(s) and the other loan documents. Borrower shall also pay (or at Lender's option, reimburse Lender for) all recording and filing fees and other costs and expenses incurred in connection with the transactions contemplated by this Agreement.

(m) Modification of Agreement; Sale of Interest. . This Agreement, the Note(s) and the other loan documents are the complete agreement of the parties with respect to the subject matter hereof and thereof. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by Borrower and Lender. Borrower may not sell, assign or transfer this Agreement, or any portion hereof, including, without limitation, Borrower's rights, title, interests, remedies, powers, and/or duties hereunder. . ALL ORAL NEGOTIATIONS ARE MERGED HEREIN. THERE ARE NO ORAL COVENANTS OR AGREEMENTS MADE BY EITHER PARTY HERETO EXCEPT AS REDUCED TO WRITING HERETO Borrower hereby consents to Lender's sale, assignment, mortgaging, transfer or other disposition without notice at any time or times hereafter of this Agreement, the Note(s) and/or other loan documents or any portion hereof or thereof, including, without limitation, Lender's rights, title, interests, remedies, powers, and/or duties hereunder or thereunder. Borrower agrees that any assignee shall have all of the rights, but none of the obligations, of Lender under the transferred documents.

(n) Waiver by Lender. Lender's failure, at any time or times hereafter, to require strict performance by Borrower of any provision of this Agreement shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Lender of any Event of Default by Borrower under this Agreement shall not suspend, waive or affect any other Event of Default by Borrower under this Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement and no Event of Default by Borrower under this Agreement shall be deemed to have been suspended or waived by Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and signed by an officer or other authorized person of Lender and directed to Borrower.

(o) Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or be invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of this Agreement.

(p) Parties. This Agreement shall be binding upon Borrower and the heirs, administrator, personal representative, successor and assigns of Borrower, and shall inure to the benefit of Lender and its the successors and assigns of.

(q) Governing Law; Personal Jurisdiction,; Service of Process.  THIS
AGREEMENT SHALL BE DEEMED TO HAVE BEEN DELIVERED AT AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT. BORROWER HEREBY IRREVOCABLY CONSENTS TO PERSONAL JURISDICTION AND VENUE IN ANY COURT OF THE STATE OF CONNECTICUT OR ANY FEDERAL COURT SITTING IN THE STATE OF CONNECTICUT, AND HEREBY WAIVES ANY CLAIM BORROWER MAY HAVE THAT SUCH COURT IS AN INCONVENIENT FORUM FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, THE NOTE(S), ANY OTHER INSTRUMENT OR ANY OF THE AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, WHICH IS BROUGHT AGAINST BORROWER, AND HEREBY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE HEARD OR DETERMINED IN ANY SUCH COURT. BORROWER FURTHER CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS SET FORTH ABOVE, SUCH SERVICE TO BECOME EFFECTIVE THREE (3) DAYS AFTER SUCH MAILING.

(r) Waiver of Jury Trial. BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE NOTE(S) OR ANY AGREEMENT, INSTRUMENT OR DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH OR THEREWITH.

(s) Notice. Except as otherwise provided herein, any notice required hereunder shall be in writing, and shall be deemed to have been validly served if delivered by overnight courier, such as Federal Express, with proper postage prepaid, or by hand or certified mail, return receipt requested, and addressed to the party to be notified at the address of such party set forth in this Agreement or to such other address as each party may designate for itself by like notice. Such notice shall be deemed received, if sent by overnight courier, the next day, if sent by hand, upon delivery and if sent by certified mail, three (3) days after deposit with the U.S. Postal Service.


(t) Section Titles, Definitions. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto. "Closing Date" shall mean the date on which the Loan proceeds are disbursed to Borrower by Lender.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year specified at the beginning hereof.


LENDER:  FRANCHISE MORTGAGE ACCEPTANCE COMPANY


By:	____________________________________________

Title:	____________________________________________



BORROWER:  BAB OPERATIONS, INC.

By:	___________________________________________

Title:	___________________________________________